(File Nos. 33-64808 and 811-7814)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [  ]  Preliminary Proxy Statement
         [  ]  Confidential,  for Use of the Commission  Only (as  permitted  by
               Rule 14a-6(e)(2)) [ ] Definitive  Proxy Statement
         [ X]  Definitive  Additional Materials
         [  ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           GLOBAL SMALL CAP FUND INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]    No fee required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                and 0-11

                1) Title of each class of securities to which transaction
                   applies:

                2) Aggregate number of securities to which transaction applies:

                3) Per  unit  price  or  other  underlying  value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth thE amount on which the filing fee is calculated and state how it was determined):

                4) Proposed maximum aggregate value of transaction:

                5) Total fee paid:


         [   ]     Fee paid previously with preliminary materials.
         [   ]     Check  box if any part of the fee is offset  as  provided  by
                   Exchange Act Rule 0-11(a)(2 ) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)  Amount Previously Paid:

                  2)  Form, Schedule or Registration Statement No.:

                  3)  Filing Party:

                  4)  Date Filed:



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            IMPORTANT INFORMATION-PLEASE VOTE YOUR PROXY IMMEDIATELY
            --------------------------------------------------------

                           GLOBAL SMALL CAP FUND INC.
                           --------------------------
                               51 West 52nd Street
                             New York, NY 10019-6114

                         SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, DECEMBER 30, 1999

Dear Shareholder:

Recently we distributed proxy materials regarding the Special Meeting of Shareholders for Global Small Cap Fund Inc. scheduled to take place on Thursday, December 30, 1999. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order that the Fund's management may have a majority opinion from the Fund's shareholders. Please take a few moments to cast your vote. If you do not plan to attend the Meeting, we need to receive your vote by Wednesday, December 29, 1999 in order to properly tabulate the results for the Meeting scheduled for Thursday, December 30, 1999.

The purpose of the Meeting is to vote on a proposed reorganization between Global Small Cap Fund Inc. and PaineWebber Global Equity Fund, an open end investment company with a similar investment objective. Under the Agreement and Plan of Reorganization and Termination, Global Small Cap Fund would transfer all of its assets to PaineWebber Global Equity Fund and in return shareholders of Global Small Cap Fund would receive shares of beneficial interest of PaineWebber Global Equity Fund. For more information regarding the Meeting, please refer to the proxy statement previously mailed to you or you may call Shareholder Communications Corporation, the Fund's proxy agent at 1(800) 949-8596.

For your convenience, we have established two easy methods for you to vote:

1.       By Phone:          Call 1(800) 949-8596.  Representatives are available
         --------           to  take  your  vote Monday through Friday between 9
                            a.m. and 11 p.m. and Saturday noon to 6 p.m. Eastern time.

2.       By Fax:            Simply   fax   your   executed   proxy  to  us    at
         ------             1(800)-733-1885 anytime.

3.       By Mail:           Please  complete  the enclosed proxy card and return
         -------            it in  the enclosed  postage-paid  envelope.  Please
                            Please utilize this option only if method one is not available, because there is no guarantee that your vote will be received in time for the Meeting.

Remember, your vote counts. Vote today! Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly meeting adjournments.

Thank you for your prompt attention.